UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2007

Astec Industries, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	0-14714	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Shepherd Road
Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (423) 899-5898

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

                On July 26, 2007, the Board of Directors of Astec Industries, Inc. (the Company) approved an amendment to Paragraph 2.2 of the Company’s Amended and Restated Bylaws in order to allow the Company to issue uncertificated shares of stock.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Second Amendment to the Amended and Restated Bylaws of Astec Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2007	ASTEC INDUSTRIES, INC.
By:/s/ F. McKamy Hall F. McKamy Hall Vice President and Chief Financial Officer (Principal Financial Officer)